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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           SYNCHRONICITY SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                                                04-3294799
  -----------------------                                   -------------------
  (State of incorporation                                      (IRS Employer
   or organization)                                         identification No.)

                      201 FOREST STREET, MARLBORO, MA 01752
               ----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

If this form relates to the              If this form relates to the
registration of a class of securities    registration of a class of securities
pursuant to Section 12(b) of the of      pursuant to Section 12(g) of the of
Exchange Act and is effective pursuant   Exchange Act and is effective pursuant
to General Instruction A.(c), please     to General Instruction A.(d), please
check the following box. [ ]             check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-30710

        Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                         Name of each exchange on which
   to be so registered                         each class is to be registered
   -------------------                         ------------------------------
          None                                               N/A

        Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
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                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Information concerning the common stock, par value $.01 per share, of Synchronicity Software, Inc. ("Synchronicity") is contained under the caption "Description of Capital Stock" in Synchronicity's Registration Statement on
Form S-1 (File No. 333-30710), filed with the Securities and Exchange Commission on February 18, 2000 pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.


ITEM 2.    EXHIBITS

      Exhibit No.                 Exhibit
      -----------                 -------

          1 Second Amended and Restated Certificate of Incorporation of Synchronicity Software, Inc. (incorporated herein by reference to Exhibit 3.3 of the Registration Statement).
          2 Amended and Restated By-Laws of Synchronicity Software, Inc. (incorporated herein by reference to Exhibit 3.5 of the Registration Statement).
          3 Specimen certificate representing the Common Stock of Synchronicity Software, Inc. (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  SYNCHRONICITY SOFTWARE, INC.

                                  By: /s/ Eugene C. Connolly
                                      ----------------------------------
                                      Eugene C. Connolly
                                      Chief Operating Officer, Executive
                                      Vice President and Director



Dated:  March 28, 2000